UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2006

Westell Technologies, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-27266	36-3154957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 North Commons Drive, Aurora, Illinois 60540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2006, Westell Technologies, Inc. (the “Company”) established the following base salaries and fiscal 2007 bonus targets for its executive officers:

Name	Title	Base Salary	Fiscal 2007 Bonus Target
Van Cullens	President and Chief Executive Officer	$470,000	$225,000
John Clark	Senior Vice President of Operations	$261,000	$150,000
Nicholas Hindman	Senior Vice President and Chief Financial Officer	$249,000	$150,000
William Noll	Senior Vice President of Research and Development and Chief Technology Officer	$240,300	$150,000
Timothy Reedy	Chief Executive Officer of Conference Plus, Inc.	$260,000	$145,000

Actual bonus payments will be based on the achievement of specified financial criteria, including revenue growth, margin improvement and EBIT growth, and the achievement of specified strategic objectives, including key customer wins and product sales targets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.
Date: March 9, 2006	By:	/s/ Nicholas C. Hindman
Nicholas C. Hindman
Chief Financial Officer